                                                                    Exhibit 10.4
                            STOCKHOLDERS' AGREEMENT
                            -----------------------

           This Stockholders' Agreement (this "Agreement"), dated as of January 31, 1994, is by and among the parties listed on Schedule I hereto (together with persons who become parties pursuant to Sections XIII.B and XIII.C herein, the "Stockholders") and Cobblestone Holdings, Inc., a Delaware corporation ("Holdings").

                                   RECITALS
                                   --------

           WHEREAS, Holdings has acquired 100% of the outstanding capital stock of Cobblestone Golf Group, Inc., a Delaware corporation ("Cobblestone"), pursuant to that certain Contribution Agreement (the "Contribution Agreement"), dated as of January 31, 1994, by and among Holdings and the parties listed on
Schedule I thereto;

           WHEREAS, each of the former stockholders of Cobblestone, in exchange for contributing shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock of Cobblestone to Holdings, received an equal number of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock of Holdings ("Holdings Common Stock," "Holdings Series A Preferred Stock" and "Holdings Series B Preferred Stock," respectively, and, collectively, "Holdings Stock");

           WHEREAS, it is a condition precedent to the obligations of Holdings under the Contribution Agreement that each of the parties thereto enter into this Agreement; and

           WHEREAS, the parties hereto, consisting of the former Stockholders of Cobblestone and certain other persons who own, or own warrants to acquire certain shares of, Holdings Stock, desire to enter into this Agreement for the purpose of regulating certain aspects of their relationship with regard to their ownership of Holdings Stock on and after the date hereof;

           NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section I. Authorization.
           -------------

           Each Stockholder hereby represents and warrants to Holdings and to each other that it has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken, to make this Agreement a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

Section II.  Certain Covenants of Holdings.
             -----------------------------

             When it is first legally required to do so, Holdings will register the Holdings Common Stock and the Holdings Series A Preferred Stock under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and will keep effective such registration and will timely file such information, documents and reports as the Securities and Exchange Commission (the "Commission") may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the registration statement filed by Holdings under the Act, Holdings will (whether or not it may then be required to do so) timely file such information, documents and reports as the Commission may require or present under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, Holdings will forthwith upon request furnish any Stockholder (i) a written statement by Holdings that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of Holdings, and (iii) such other reports and documents filed by Holdings with the Commission as such Stockholder may reasonably request. Holdings acknowledges and agrees that the purposes of the requirements contained in this Section II are to enable any such Stockholder to comply with the current public information requirements contained in Rule 144 and Rule 144A under the Securities Act of 1933, as amended (the "Act"), should such Stockholder ever wish to dispose of any of the Shares acquired by it hereunder, without registration under the Act in reliance upon Rule 144 and Rule 144A (or any other similar exemptive provision). In addition, Holdings will take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 and Rule 144A under the Act (or any similar exemptive provision hereafter in effect).

Section III. Rights of First Refusal.
             -----------------------

     A. Before any shares of Holdings Stock, or any beneficial interest therein, may be sold, transferred or assigned (including transfer by operation of law) or pledged, hypothecated or encumbered by any of the Stockholders (a "Selling Stockholder") (except to a bank or other lending institution to secure loans extended by such bank or other lending institution for any purpose, which bank or other lending institution, prior to such pledge, hypothecation or encumbrance, agrees in writing to be bound by the provisions of this Agreement and delivers written notice of such agreement to Holdings) such shares shall first be offered to Holdings as set forth below.

     B. The Selling Stockholder shall deliver a notice (the "Notice") to Holdings stating (i) his bona fide intention to sell or transfer such shares,
(ii) the number of shares proposed to be sold or transferred (the "Noticed Shares"), (iii) the price for which it is proposed to sell or transfer the Noticed Shares (in the case of a transfer not involving a sale such price shall be deemed to be fair market value of the Noticed Shares as determined pursuant to Section III.D hereof) and the terms of payment of that price and other terms and conditions of sale, and (iv) the name and address of the proposed purchaser or transferee. A Selling Stockholder shall not effect, or attempt to effect, any sale or other transfer for value of the Holdings Stock other than for money or an obligation to pay money.

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

     C. For a period of thirty (30) days after receipt of the Notice, Holdings (or its assignee or assignees) shall have the right to purchase all of the Noticed Shares. The price per share of the Noticed Shares purchased by Holdings pursuant to this Section III.C shall be, in the case of a sale, the price per share as set forth in the Notice and, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to
Section III.D hereof, and the purchase shall be on the same terms and subject to the same conditions as those set forth in the Notice. If Holdings (including its assignee or assignees) elects not to purchase all the Noticed Shares, it shall give written notice within the thirty (30) day period following receipt of the Notice.

     D. In the case of a transfer of shares of Holdings Stock not involving a sale, the fair market value of the shares shall be determined in good faith by Holdings' Board of Directors. This determination will be final and binding upon all parties and persons claiming under or through them. Anything in this Section III.D to the contrary notwithstanding, if a Selling Stockholder is not satisfied with the determination of fair market value, such Stockholder may elect not to proceed with the proposed transfer of shares of Holdings Stock not involving a sale and retain such shares under this Agreement.

     E. If Holdings (and/or any assignees of Holdings) does not elect to purchase all of the shares of Holdings Stock to which the Notice refers as provided in Section III.B hereof, then none of the shares shall be purchased (unless the Selling Stockholder elects otherwise), and the Selling Stockholder may sell or transfer all (but not less than all) of the shares to any purchaser or transferee named in the Notice at, in the case of a sale, the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within five (5) months of the date of the Notice to Holdings.

     F. Notwithstanding subsections A through E of this Section III, Holdings shall not have any rights under this Section III: (i) at any time subsequent to the closing of an underwritten public offering of the Common Stock pursuant to a registration statement declared effective under the Act; (ii) at any time after any equity securities of Holdings have been registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended; or (iii) as a result of or at any time after any transfer of Holdings Common Stock in connection with a sale of Holdings, whether such sale is effected by merger, consolidation, sale of assets or sale of exchange of stock representing at least fifty percent (50%) of the voting power of the stock of Holdings (in terms of number of votes for the election of directors).

Section IV.  Tag-Along Rights.
             ----------------

     A. If Brentwood Golf Partners, L.P. (the "Partnership") or any of its respective Affiliates (as hereinafter defined) (collectively, the "Selling Group"), at any time or from time to time, enters into an agreement (whether oral or written) to transfer, sell or otherwise dispose of, directly or indirectly (a "Tag-Along Sale"), any shares of Holdings Common Stock or any interest therein, then each other Stockholder shall have the right, but not the obligation, to participate in such Tag-Along Sale (and to displace the Selling Group to the extent of such participation) by selling up to the number of shares of Holdings Stock (the "Stockholders' Allotment") equal to the product of (i) the total number of shares of Holdings

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

Stock proposed to be sold or otherwise disposed of by the Selling Group in the Tag-Along Sale multiplied by (ii) a fraction, the numerator of which shall equal the aggregate number of shares of Holdings Stock owned by other Stockholders who have elected to participate in such Tag-Along Sale immediately prior to the Tag-Along Sale and the denominator of which shall equal the sum of: (A) the aggregate number of shares of Holdings Stock owned by members of the Selling Group who have elected to participate in such Tag-Along Sale immediately prior to the Tag-Along Sale; and (B) the aggregate number of shares of Holdings Stock owned by other Stockholders who have elected to participate in such Tag-Along Sale, immediately prior to the Tag-Along Sale.

          Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Selling Group; provided,
                                                                --------
however, that all selling Stockholders shall share pro rata, based upon the
- -------                                            --- ----
number of shares being sold by each (i) in any indemnity liabilities to the proposed transferee or purchaser in the Tag-Along Sale (other than representations as to unencumbered ownership of and ability to transfer the shares being sold of any other seller in the Tag-Along Sale, which shall be the sole responsibility of such other seller) and (ii) in any escrow for the purpose of satisfying any such indemnity liabilities.

     B. The foregoing notwithstanding, Section IV.A shall not apply to (i) any transfer, sale or disposition of shares of Holdings Stock solely among the Partnership and its Affiliates for a price not in excess of the original purchase price of such shares, (ii) any distribution by the Partnership to its partners and (iii) any merger or consolidation of Holdings with or into another corporation or a sale of all or substantially all of the assets of Holdings followed by its dissolution, provided that all shares of Holdings Stock subject to this Agreement are treated the same in any such transaction.

     C. The Selling Group members participating in a Tag-Along Sale or a representative of the Selling Group (the "Selling Group Representative," which shall be the general partner of the Partnership until the other Stockholders are notified of the name and address of a successor representative) shall promptly provide each Stockholder with written notice (the "Tag-Along Sale Notice") not more than 60 nor less than 30 days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). In order to facilitate the prompt delivery of the Tag-Along Sale Notices, Holdings hereby covenants to provide the Selling Group members participating in a Tag-Along Sale or the Selling Group Representative, as the case may be, access to stock record books of Holdings. Each Tag-Along Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Holdings Stock in the Tag-Along Sale; (ii) the name and address of each Selling Group member participating in the Tag-Along Sale and the number of shares of Holdings Stock proposed to be transferred or sold by each Selling Group member; (iii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iv) the aggregate number of shares of Holdings Stock held of record as of the close of business on the date of the Tag-Along Sale Notice (the "Tag-Along Notice Date") by the Stockholder to whom the notice is sent and the aggregate number of such Stockholder's shares of Holdings Stock outstanding on the Tag-Along Notice Date; (v) the aggregate number of shares of Holdings

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Stock held of record as of the Tag-Along Notice Date by the Selling Group; (vi)
the maximum number of shares of Holdings Stock (the "Stockholder's Allotment") that the Stockholder to whom the notice is sent is entitled to include in the Tag-Along Sale assuming each Stockholder elected to participate in the Tag-Along Sale and elected to sell the maximum number of shares owned by such Stockholder;
(vii) the number of shares of Holdings Stock constituting the Stockholders' Allotment; (viii) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares of Holdings Stock in accordance with the terms hereof; (ix) the Tag-Along Sale Date and (x) confirmation that, with respect to the shares of Holdings Stock to be received by the proposed transferee or purchaser, the proposed transferee or purchaser agrees in writing to be bound by, and covenants that each transferee of all such shares shall be bound by, the provisions of this Agreement (other than the provisions of this Section IV), as if it were a member of the Selling Group.

        Each Stockholder shall provide written notice (or oral notice confirmed in writing) (the "Tag-Along Notice") to the member(s) of the Selling Group participating in the Tag-Along Sale, or, at such Stockholder's option, to the Selling Group Representative, no less than 15 days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Holdings Stock, if any, that such Stockholder desires to include in the Tag-Along Sale (which shall not exceed such Stockholder's Allotment). The Tag-Along Notice shall also specify the aggregate number of additional shares of Holdings Stock owned of record as of the Tag-Along Notice Date by such Stockholder, it any, which such Stockholder desires also to include in the Tag-Along Sale ("Additional Shares") in the event there is an aggregate undersubscription for the entire Stockholders' Allotment. In the event there is an aggregate undersubscription by the Stockholders for the entire Stockholders' Allotment, the Selling Group member(s) participating in the Tag-Along Sale shall apportion the unsubscribed shares of Holdings Stock to Stockholders whose Tag-Along Notices specified an amount of Additional Shares, which apportionment shall be on a pro rata basis among such Stockholders in accordance with the number of
     --- ----
Additional Shares specified by all such Stockholders in their Tag-Along Notices.


        The participating members of the Selling Group shall determine the aggregate number of shares of Holdings Stock to be sold by each participating Stockholder in any given Tag-Along Sale in accordance with the terms hereof, and the Tag-Along Notices given by the Stockholders shall constitute their binding respective agreements to sell such shares on the terms and conditions applicable to such sale (including the requirements of this Section IV). If the proposed transferee or purchaser does not purchase all of such shares on the same terms and conditions applicable to the members of the Selling Group, then the Partnership shall promptly offer to purchase, within five business days of the date of such Tag-Along Sale, all such unpurchased shares on such terms and conditions.

        If a Tag-Along Notice is received by neither the members of the Selling Group participating in the Tag-Along Sale nor the Selling Group Representative, from a Stockholder within the 15-day period specified above, the Selling Group members shall have the right to sell or ortherwise transfer the number of shares of Holdings Stock specified in the Tag-Along Sale Notnice to the proposed purchaser or transferee without any participation by such

Stockholder, but only on the terms and conditions stated in such Tag-Along Sale Notice and only if such sale occurs on a date within five business days of the Tag-Along Sale Date.

        D. The provisions of this Section IV shall apply regardless of the form of consideration received in the Tag-Along Sale.

        E. "Affiliate" of a specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of a person who is an individual, shall include (i) members of such specified person's immediate family (as defined in instruction 2 of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) and (ii) trusts whose trustee and beneficiaries include only such specified person or members of such person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        F. The provisions of this Section IV shall terminate on the earlier to occur of (i) the closing of an underwritten public offering of the Common Stock pursuant to a registration statement declared effective under the Act, or
(ii) the first time at which any equity securities of Holdings have been registered under Section 12(g) of the Exchange Act.

Section V.    Drag-Along Rights.
              -----------------

        A. In the event the Selling Group determines to accept an offer from any person (other than a member of the Selling Group or any Affiliate thereof) to purchase 100% of the outstanding shares of Holdings Stock, then, subject to paragraph C below, each of the other Stockholders shall sell, and shall cause any Affiliate of it to sell, all shares of Holdings Stock held by it or such Affiliate pursuant to such offer to purchase (the "Drag-Along Sale"). All holders of Holdings Stock in such Drag-Along Sale (i) shall receive the same consideration per share of Holdings Stock, shall be subject to the same terms and conditions of sale and shall otherwise be treated equally or, where appropriate, pro rata based upon the number of shares of Holdings Stock held by
             --- ----
each stockholder and (ii) shall execute such documents and take such actions as may be reasonably required by the Selling Group Representative.

              Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Drag-Along Sale by the Selling Group; provided,
                                                                 --------
however, that all selling Stockholders shall share pro rata, based upon the
- -------                                            --- ----
number of shares being sold by each, (i) in any indemnity liabilities to the purchaser in the Drag-Along Sale (other than representations as to unecumbered ownership of and ability to transfer the shares being sold of any other seller in the Drag-Along Sale, which shall be the sole responsibility of such other seller) and (ii) in any escrow for the purpose of satisfying any such indemnity liabilities.

        B. The Selling Group members participating in a Drag-Along Sale or the Selling Group Representative shall promptly provide each Stockholder with written notice (the "Sale

Notice") not more than 60 nor less than 30 days prior to the date of the Drag-Along Sale (the "Drag-Along Sale Date"). Each Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Holdings Stock in the Drag-Along Sale; (ii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iii) confirmation that the proposed purchaser or transferee has been informed of the "Drag-Along Rights" provided for herein and has agreed to purchase shares of Holdings Stock in accordance with the terms hereof; and (iv) the Drag-Along Sale Date.

        C. The provisions of this Section V shall apply regardless of the form of consideration received in the Drag-Along Sale, and if any non-cash consideration is proposed in the Drag-Along Sale to each member of the Selling Group, each Stockholder shall accept its pro rata share of such non-cash
                                         --- ----
considerations for the Holdings Stock based upon its proportional ownership of shares of Holdings Stock; provided, however, that a Stockholder shall not be
                          --------  -------
required to participate in a Drag-Along Sale in which non-cash consideration is proposed if such Stockholder is not receiving cash consideration in connection with such Drag-Along Sale in an amount sufficient to pay the federal income tax that would be payable if it were to participate in the Drag-Along Sale.

        D. The provisions of this Section V shall apply to warrants which are exercisable for shares of Holdings Stock the same as if such warrants had in fact been exercised by the holders thereof prior to the initiation of a Drag-Along Sale.

        E. The provisions of this Section V shall terminate on the earlier to occur of (i) the closing of an underwritten public offering of Holdings Common Stock pursuant to a registration statement declared effective under the Act, or
(ii) the first time at which any equity securities of Holdings have been registered under Section 12(g) of the Exchange Act.

Section VI.  Registration Rights.
             -------------------

             Each of the Stockholders shall have the registration rights provided in the Registration Rights Agreement attached hereto as Exhibit A, which Registration Rights Agreement is hereby incorporated herein as if set forth in full in this Agreement. Execution and delivery of this Agreement shall, without further act of any of the parties, constitute execution and delivery of the Registration Rights Agreement.

Section VII. Exempt Transfers.
             ----------------

             The provisions of Section III shall not apply to a transfer of any Holdings Stock by a Stockholder, either during his lifetime or on death by will or intestacy, to (i) his ancestors, descendants, spouse, brothers, sisters, nephews or nieces, (ii) any custodian or trustee for the account or benefit of such Stockholder or such Stockholder's ancestors, descendants, spouse, brothers, sisters, nephews or nieces, or (iii) in the case of a Stockholder which is a corporation, an entity directly or indirectly controlled by or under common control with such Stockholder; provided, however, that the transferee shall
                               --------  -------
receive and hold such Shares subject to the provisions of Section VIII hereof and to any legends on the certificates evidencing such shares and there shall be no further transfer of such Shares except in accordance herewith; and provided further, that the
                                               ----------------
transferee shall acknowledge and agree, in a writing satisfactory to Holdings, to be bound by the terms of this Agreement and shall execute and deliver to Holdings a letter to such effect.

Section VIII.  Restriction on Public Sale.
               --------------------------

               Anything to the contrary herein notwithstanding, in the event that Holdings files a registration statement with respect to an underwritten public offering under the Act in which any class of Holdings' equity securities is offered, a Stockholder shall not effect any public sale or distribution of any of the shares of Holdings Stock (which shares, for the purposes of this Section VIII, shall include any and all voting securities received by such Stockholder as a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the shares of Holdings Stock) or any of Holdings' other equity securities, or of any securities convertible into or exchangeable for such securities, during the period beginning ten (10) days before the filing of such registration statement with the Securities and Exchange Commission and ending ninety (90) days after such registration statement has become effective or ten (10) days after it has been withdrawn. After the later of five (5) years from the date of this Agreement or the completion of two (2) underwritten public offerings of Holdings' equity securities, this Section VIII shall cease to apply.

Section IX.    Other Agreements.
               ----------------

               The parties hereto hereby acknowledge and agree that from time to time prior to executing this Agreement, they may have entered into other stockholder agreements, stock purchase agreements and related documents concerning their ownership of capital stock of Cobblestone or Holdings. The parties hereto hereby agree that the provisions of this Agreement supersede such prior agreements to the extent such agreements conflict with the terms of this Agreement. Notwithstanding the foregoing, to the extent such prior agreements are not in conflict with the provisions of this agreement, the parties hereto shall continue to be bound by the terms of such prior agreements.

Section X.     Register of Securities; Removal of Restrictions on Transfer.
               -----------------------------------------------------------

        A.     Register of Securities.  Holdings or its duly appointed agent
               ----------------------
shall maintain separate registers for the shares of Holdings Series A Preferred Stock, the shares of Holdings Series B Preferred Stock and the shares of Holdings Common Stock, in which it shall register the issue and sale of all such respective shares. Holdings may issue stop transfer instructions to such agent and make similar notations in such register to ensure that all transfers of such securities are made in accordance with this Agreement. All transfers of such securities shall be recorded on the register maintained by Holdings or its agent, and Holdings shall be entitled to regard the registered holder of such securities as the actual holder thereof until Holdings or its agent is required to record a transfer of such securities on its register. Subject to Sections
III and VIII hereof, Holdings or its agent shall be required to record any such transfer when it receives the security to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing.

        B.     Removal of Transfer Restrictions.  Any legend endorsed on a
               --------------------------------
certificate evidencing shares of Holdings Stock and the stop transfer instructions and record notations with respect to such shares shall be removed and Holdings shall issue a certificate without such legend to the holder of such shares of Holdings Stock (i) if such shares are registered under the Act, or
(ii) if a notification under Regulation A under the Act is in effect with respect thereto, or (iii) if such shares may be sold under Rule 144 or Rule 144A under the Act.

Section XI.    Enforcement.
               -----------

               The parties acknowledge that the remedy at law for any breach or violation of the provisions of Section VIII hereof shall be inadequate and that, in the event of any such breach or violation, Holdings and/or the Stockholders shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which it may be entitled.

Section XII.   Violation of Transfer Provisions.
               --------------------------------

               Holdings shall not be required (i) to transfer on its books any shares of Holdings Stock which shall have been sold, transferred, assigned or pledged in violation of any of the provisions set forth in this Agreement, or
(ii) to treat as owner of such shares of Holdings Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

Section XIII.  General Provisions.
               ------------------

        A.     Additional Provisions Specific to Warrantholders.  The
               ------------------------------------------------
Stockholders, and any future holders of Holdings Stock, acknowledge that (i) certain persons ("Warrantholders") have acquired warrants exercisable for Holdings Common Stock and Holdings Series A Preferred Stock ("Warrants") and
(ii), upon exercise of the Warrants, such Warrantholders' ownership of Holdings Stock shall be subject to certain rights and obligations described more fully in the Warrants and the attached Schedule II, which rights and obligations are in addition to those rights and obligations set forth in this Agreement, and to the extent of any conflict the Warrants and Schedule II shall govern.

        B.     After-Acquired Shares.  All of the provisions of this Agreement
               ---------------------
shall apply to (i) all of the shares of Holdings Stock now owned or which may be transferred hereafter to, or owned by, any Stockholder, (ii) all shares of Holdings Stock issued upon exercise of any of the Warrants and (iii) all securities and instruments (A) received by a Stockholder as a dividend on or other payment made to holders of Holdings Stock, or (B) issued in connection with a split of Holdings Stock or as a result of any exchange for or reclassification of Holdings Stock or a reorganization, recapitalization, consolidation or merger. In addition, any person or entity who does not presently own but subsequently acquires shares of Holdings Stock must become a party to and bound by this Agreement by executing the form of Joinder attached hereto as Exhibit B, at least to the extent necessary to give effect to the special rights granted in Schedule II hereto.

          C.   Rights and Obligations of Transferees.  If a Stockholder
               -------------------------------------
transfers any or all of its shares of Holdings Stock to any person, such person and each subsequent transferee shall have the same rights hereunder (including pursuant to Exhibit A and, if applicable, Schedule II hereto) as are given to the Stockholder, and shall be subject to the same obligations as are imposed upon, the Stockholder by the terms hereof (and all references herein to a Stockholder shall include such transferee), unless otherwise provided herein. Holdings will not record any transfer of Holdings Stock that was made in violation of any provision of this Agreement, including, without limitation, Exhibit A and Schedule II hereto.

          D.   Owner of Stockholder Shares.  The person in whose name shares of
               ---------------------------
Holdings Stock are registered in the stock books of Holdings may be treated as the owner thereof for all purposes, including without limitation, for the giving of notices under this Agreement.

          E.   Notices.  All notices, requests, consents and other
               -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:

               (1) if to any Stockholder, addressed to such Stockholder at its address is shown on the stock register maintained by Holdings, or at such other address as such Stockholder may specify by written notice to Holdings; or

               (2) if to Holdings, at Cobblestone Holdings, Inc., 13702 Via De La Valle, Suite 202, Del Mar, CA 92014, Attention: Steven L. Holmes, or at such other address as Holdings may specify by written notice to the Stockholders, with a copy to Steven L. Holmes, Cobblestone Holdings, Inc., 13702 Via De La Valle, Suite 202, Del Mar, CA 92014.

Each such notice, request, consent or other communication shall be deemed to have been given upon receipt thereof or, if sooner, five (5) days after such has been deposited as described above. The addresses for the purposes of this
Section XIII.E, may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the address provided herein shall be deemed to continue in effect for all purposes hereunder.

          F.   Choice of Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws, and not the laws of conflicts of laws, of the State of Delaware.

          G.   Severability.  The parties hereto agree that the terms and
               ------------
provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

          H.  Parties in Interest.  All the terms and provisions of this
              -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

          I.   Modification, Amendment and Waiver.  No modification or amendment
               ----------------------------------
of any provision of this Agreement shall be effective against Holdings or any Stockholder unless approved in writing by a majority of the Stockholders, and, in the case of Holdings, authorized by its Board of Directors. Furthermore, no waiver of any provision of this Agreement shall be effective unless the party to be charged with such waiver consents in writing thereto. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

          J.   Integration.  This Agreement, together with Schedule I, Schedule
               -----------
II and Exhibit A hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and negotiations with respect thereto.

          K.   Headings and Pronouns.  The headings of the sections and
               ---------------------
paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. Whenever used herein, words importing the singular shall include the plural and words importing the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

          L.   Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Stockholders' Agreement as of the day and year first above written.

                                       COBBLESTONE HOLDINGS, INC.

                                       By: /s/ David H. Wong
                                           -------------------------
                                           Name: David H. Wong
                                           Its: President


                                           /s/ Martin R. Reid
                                           -------------------------
                                           Martin R. Reid


                                           /s/ John M. Sullivan
                                           -------------------------
                                           John M. Sullivan


                                           /s/ Andrew Crosson
                                           -------------------------
                                           Andrew Crosson


                                           /s/ Gary Dee
                                           -------------------------
                                           Gary Dee

                                           /s/ Norman Goodmanson
                                           -------------------------
                                           Norman Goodmanson

                                           /s/ Steven L. Holmes
                                           -------------------------
                                           Steven L. Holmes

                                           /s/ James A. Husband, Jr.
                                           -------------------------
                                           James A. Husband, Jr.


                  [Signature page to Stockholders' Agreement]

                                       Brentwood Golf Partners, L.P.

                                            By: Brentwood Buyout Parters, L.P.
                                                Its: General Partner


                                            By: /s/ David H. Wong
                                                ---------------------------
                                                Name: David H. Wong
                                                Its: General Partner

                                       Balboa Park Management Co., Inc.

                                            By: /s/ James A. Husband, Jr.
                                                ---------------------------
                                                Name: James A. Husband, Jr.
                                                Its: President


                  [Signature page to Stockholders' Agreement]

                                  Schedule I


Continental Bank N.A.

Martin R. Reid

John M. Sullivan

Andrew Crosson

Gary Dee

Norman Goodmanson

Steven L. Holmes

James A. Husband, Jr.

Brentwood Golf Partners, L.P.

Balboa Park Management Co., Inc.

                                  Schedule II

                           WARRANTHOLDERS PROVISIONS

             The following provisions apply to certain persons, their assignees and successors in interest ("Holders") who hold (x) warrants ("Warrants") exercisable (as of the date of initial issuance of the Warrants) for an aggregate of 5,472 shares of Holdings Common Stock and 20,000 shares of Holdings Series A Preferred Stock and/or (y) the Holdings Stock issued upon exercise of a Warrant. The Warrants were initially issued on January 31, 1994 to Continental Bank N.A. In the event this Schedule II conflicts with the foregoing Stockholders' Agreement (the "Agreement") and/or the Warrants, the provisions of this Schedule II shall govern. Capitalized terms used herein shall have the meanings ascribed to them in the Stockholders' Agreement or, if not defined therein, the Warrants.

Section I.   Registration Rights.
             -------------------

     A.      Scope of registration rights. Notwithstanding anything to the
             ----------------------------
contrary in the Agreement or the Registration Rights Agreement, the Holders shall be entitled to include their respective shares of Holdings Common Stock and Holdings Series A Preferred Stock in registrations under the Act of Holdings Common Stock or Holdings Series A Preferred Stock, as applicable, subject to the exceptions contained in the first paragraph of Section 2 of the Registration Rights Agreement. The registration rights provisions set forth in the Agreement and the Registration Rights Agreement (including the indemnification provisions set forth therein), as amended by this Schedule II, shall apply to registrations of both Holdings Common Stock and Holdings Series A Preferred Stock. Holdings shall not grant to any present or future stockholder of Holdings any rights to register any securities of Holdings under the Act that are inconsistent with, or not subordinate to or pari passu with, the registration rights set forth in the
                      ---- -----
Agreement and this Schedule II, unless Holdings shall concurrently grant to the Holders identical pari passu rights. The Holders shall also enjoy the benefits
                  ---- -----
of Section 4.2(a) of the Warrants.

     B.      Cut Back. Notwithstanding anything to the contrary in the Agreement
             --------
or the Registration Rights Agreement, after giving effect to any cutback of Elected Shares (as defined in the Registration Rights Agreement), any additional shares held by the Holders which would have been included in the registration but for the pro rata cut back among Selling Stockholders may be included in such
            --- ----
registration, if, in the opinion of the managing underwriter, such additional shares can be included without adversely affecting the underwritten offering.

     C.      Representations and Warranties of Holders. The Holders shall not
             -----------------------------------------
be required to make any representations or agreements in connection with a sale of their Holdings Stock pursuant to a registration statement beyond representations related to each Holder's unencumbered ownership of and ability to transfer Holdings Stock and agreements to execute customary underwriting agreements.

     D.      Expenses. To the maximum extent permitted by then-applicable blue
             --------
sky laws, Holdings shall bear all expenses (excluding any underwriting discount and commissions) of any registration required to be effected under the terms of the Warrants, including the legal fees of the Holders (provided that Holdings shall be obligated to bear the legal fees of only a single counsel for all of the Holders as a group in an amount not to exceed $10,000 for any registration).

Section II.  Tag-Along Rights.
             ----------------

     A.      Liability of Holders. To the extent any Holder is required to make
             --------------------
representations or give indemnities in connection with any Tag-Along Sale (excluding those that relate to their unencumbered ownership of and ability to transfer the Holdings Stock held by such Holder), each Holder's sole liability with respect thereto shall be limited to its pro rata share of any escrow which
                                             --- ----
is funded by or held back from the Selling Stockholders in connection with such Tag-Along Sale. Furthermore without the consent of the affected selling Holder, no selling Holder's proportionate share of any such escrow established in connection with a given Tag-Along Sale shall exceed 10% of the expected aggregate gross sale proceeds to such selling Holder from such sale (whether or not other Selling Stockholders participate to a greater extent in such escrow), and the sale documents for such Tag-Along Sale shall expressly limit the liability of the Holders as set forth in the preceding paragraph.

     B.      Scope of Tag-Along Rights. The Holders tag-along rights, as set
             -------------------------
forth in the Agreement, shall also apply to sales of Holdings Series A Preferred Stock by the Selling Group.

             Furthermore, such tag-along rights shall survive an initial public offering for a period of two years only with respect to sales made by the Selling Group (whether individually or in a series of similar sales) of shares representing 10% or more of the then-outstanding Holdings Series A Preferred Stock or Holdings Common Stock, as calculated on a fully diluted basis. Notwithstanding the foregoing, any such shares of Holdings Stock held by the Partnership may be distributed to the Partnership's partners during such two-year period without being subject to the tag-along provisions. Each Holder must bear all of its own expenses in connection with a Tag-Along Sale.

Section III. Drag-Along Rights.
             -----------------

     A.      Liability of Holders. The liability of each Holder in connection
             --------------------
with any Drag-Along Sale shall be limited on the same terms and conditions as set forth in Section II(A), except that the figure of 10% shall be 5% for purposes of any Drag-Along Sale.

     B.      Consideration. No Holder shall be required to accept consideration
             -------------
in any Drag-Along Sale in any form other than cash or marketable securities, except that not more than 20% of the total consideration may be in the form of non-marketable securities, notes or similar consideration (provided that each Holder, in its sole discretion, shall have the option to accept non-marketable securities, notes and similar consideration which would comprise more than 20% of the total consideration to be received by such Holder, and provided further that the Holders shall not, in any event, be required to accept any form of consideration which any such Holder could not legally accept and hold). Holdings shall bear all expenses of any Drag-Along Sale (provided that Holdings shall be obligated to bear the legal fees of only a single counsel for all of the Holders as a group in an amount not to exceed $10,000 for any Drag-Along Sale).

Section IV.  Right of First Refusal.
             ----------------------

             The Warrant Shares shall not be subject to the provisions of
Section III of the Agreement; provided, however, that no Holder shall sell,
                              --------  -------
transfer or otherwise dispose of any Warrant Shares to any third party (other than to any other stockholder of Holdings or to the Holders) without the express written consent of Holdings, which consent (except as noted below) shall not be unreasonably withheld or delayed.

             Notwithstanding the foregoing, any refusal to consent by Holdings shall be deemed reasonable and maybe withheld in Holdings' sole and absolute discretion if the proposed transferee is (i) a Competitor (as defined below) of Holdings or (ii) a firm or person whose primary business (or, if such firm or person is part of a larger group of businesses, the primary business of such group of businesses) consists of sponsoring leveraged transactions or making venture capital investments or organizing investment funds whose primary business consists of sponsoring leveraged transactions or making venture capital investments. "Competitor" shall mean any person or entity who (i) engages in the business of owning, operating or developing golf courses in the United States or otherwise engages in a business that is substantially similar thereto, or (ii) owns, manages, operates or otherwise controls any person or entity who engages in the activities described in the immediately preceding clause (i) (except that a person or entity who owns less than 5% of the outstanding publicly traded voting stock of an entity who engages in such activities shall not be deemed a Competitor solely by reason of such ownership).

                                   Exhibit A
                         REGISTRATION RIGHTS AGREEMENT

        Section 1.   Definitions.  Terms defined in the foregoing Stockholders'
                     -----------
Agreement (the "Agreement") are used as therein defined unless otherwise defined in this Exhibit A. In addition, the following terms shall have the meanings indicated:

                "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

                "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

        Section 2.   Rights of Stockholders. If at any time Holdings proposes to
                     ----------------------
register (other than a registration (1) on Form S-8 or any successor form thereto; (2) of debt securities of Holdings; (3) of Preferred Stock of Holdings; or (4) of securities for the purpose of consummating any acquisition by Holdings including a registration on Form S-4 (or any successor form thereto)) any public offering of shares of its capital stock under the Securities Act, Holdings will give written notice to each Stockholder of its intention so to do at least twenty (20) days prior to the filing of the registration statement.

                A.   In the event of an underwritten public offering:

                     (1) If the representative of the underwriters participating in the sale and distribution of Holdings' securities covered by said registration statement agrees that a number of shares of outstanding Holdings Common Stock (the "Permissible Secondary Shares") may be included in the offering covered by the registration statement, Holdings' notice shall afford each Stockholder an opportunity to elect to include in such filing all or any part of the shares of Holdings Common Stock then owned by such Stockholder. Each Stockholder shall have fifteen (15) days after receipt of Holdings' notice to notify Holdings in writing of the number of shares of Holdings Common Stock (the "Elected Shares") which such Stockholder elects to include in the offering. The Elected Shares shall be included in the offering to the extent permitted by the representative. If the aggregate number of Elected Shares that each such electing Stockholder and any other holders of securities of Holdings possessing registration rights desire to include in such filing exceeds the number of Permissible Secondary Shares, then such Stockholder shall, subject to any priority available to other holders of securities which was not granted in violation of the Agreement or the Warrants (as defined therein), be entitled to include that number of shares of Holdings Common Stock that bears the same ratio to the number of Permissible Secondary Shares as the number of Elected Shares of Holdings Common Stock that Stockholder desires to include bears to the number of Elected Shares that all eligible holders of securities desire to include. Such representative may increase or decease the number of Permissible Secondary Shares at any time until all shares of Holdings Common Stock included in such registration shall have been sold by such underwriters.

               (2) The inclusion in such filing of shares of Holdings Common Stock shall be upon the condition that such electing Stockholder sells his shares of Holdings Common Stock to the underwriters on the same terms and conditions as Holdings and other selling holders.

               (3) Holdings shall afford each Stockholder the right to participate in each underwritten registration.

           B.  In the event of any public offering, whether or not underwritten:

               (1) Each Stockholder shall have fifteen (15) days after receipt of Holdings' notice to notify Holdings in writing of the number of shares of Holdings Common Stock that are owned by him which such Stockholder elects to include in the offering.

               (2) Holdings will use its best efforts to prepare and file with the Commission a registration statement with respect to such shares of Holdings Common Stock and shall cause such registration statement to become effective, to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the sale of all shares of Holdings Common Stock covered thereby and the expiration of a period of 9 months after its effective date and to comply with the provisions of the Securities Act with respect to the disposition of all shares of Holdings Common Stock covered by such registration statement. In the event that any shares of Holdings Common Stock included in a registration statement subject to, or required by, this Exhibit A remain unsold at the end of such period, Holdings may file a post-effective amendment to the registration statement for the purpose of deregistering such shares.

               (3) Holdings will furnish to each Stockholder so many copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Stockholder may reasonably request.

               (4) Holdings will use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions (not exceeding ten (10) in number) as such electing Stockholder shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Stockholder to consummate the disposition in such jurisdictions of the shares of Holdings Common Stock covered by the registration statement; provided, however,
                                                             --------  -------
that Holdings shall not be obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

               (5) Holdings shall notify each Stockholder when the registration statement covering the offering of the shares of Holdings Common Stock to be registered has been filed with the Commission under the Securities Act and when it has been made effective by order of the Commission.

          Section 3.   Obligations of Stockholders.  To include any shares of
                       ---------------------------
Holdings Common Stock in any registration, each Stockholder shall:

                       (1) cooperate with Holdings in preparing each such registration and execute all such agreements as any representative of the underwriters may deem reasonably necessary in favor of the underwriters;

                       (2) promptly supply Holdings with all information, documents, representations and agreements as the underwriters or Holdings may deem reasonably necessary in connection with such registration; and


                       (3) agree in writing not to sell or transfer any shares of the capital stock of Holdings not included in such registration during the period beginning ten (10) days prior to the filing and ending ninety (90) days after the effective date of such registration without the underwriters' or Holdings' consent.


          Section 4.   Completion of Offering Not Required.  Anything
                       -----------------------------------
herein to the contrary notwithstanding, Holdings shall have no obligation to the Stockholders if the Board of Directors of Holdings determines, for any reason, not to complete any proposed public offering of its securities.


          Section 5.   Registration Expenses. The costs and expenses (other than
                       ---------------------
underwriting discount or commission and such fees for counsel, printing, registration and other fees as state securities officials may require that each Stockholder pay) of all registrations and qualifications under the Securities Act, and of all other actions that Holdings is required to take or effect pursuant to this Registration Rights Agreement, shall be paid by Holdings (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration, fees and disbursements of counsel for Holdings).

          Section 6.   Indemnification by Company. In the event of any
                       --------------------------
registration under the Securities Act of any offering including shares of Holdings Common Stock, Holdings hereby agrees to indemnify and hold harmless each Stockholder, and each other person or entity that controls such Stockholder and each such Stockholder's officers, directors and employees, against any losses, claims, damages or liabilities, joint or several, to which such Stockholder and/or person or entity may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which shares of Holdings Common Stock were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any failure or alleged failure of Holdings to comply with any applicable statute, rule or regulation in connection with the registration statement or the offering, and will reimburse such Stockholder and/or such person or entity for any legal or other expenses reasonably incurred by such Stockholder and/or such person or entity in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, that Holdings will not be liable in any such case to the
            --------
extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary of final prospectus or said amendment or supplement in reliance upon and in strict conformity with written information furnished by such Stockholder and/or such person or entity on behalf of such Stockholder in such Stockholder's capacity as such specifically for use in the preparation thereof.

         Section 7.  Indemnification by Stockholders.  In the event of any
                     -------------------------------
registration under the Securities Act of any offering including shares of Holdings Common Stock, each Stockholder hereby agrees to indemnify and hold harmless Holdings, and each other person, if any, who controls Holdings within the meaning of the Securities Act and each other person (including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Holdings Common Stock against any losses, claims, damages or liabilities, joint or several, to which Holdings, such controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which an offering of such Holdings Common Stock was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Holdings and each such controlling person or participating person for any legal or other expenses reasonably incurred by Holdings or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided that each
                                                   --------
Stockholder will be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in strict conformity with written information furnished by such Stockholder in his capacity as such specifically for use in the preparation thereof.

                                   Exhibit B
                                    JOINDER

     Reference is made to the Stockholders' Agreement (the "Agreement") dated as of January 31, 1994 among Continental Bank N.A., Cobblestone Holdings, Inc. and certain other parties listed on Schedule I thereto. All capitalized terms used but not otherwise defined herein are used with the meanings ascribed to such terms in the Agreement.

     The undersigned is the [successor] [assignee] of [a Warrant representing the right to receive] _______ shares of Common Stock and ___________ shares of Series A Preferred Stock (the "Transferred Securities") formerly owned by ________________ (the "Transferor")[, representing [the entire] [a portion of the] Warrant formerly owned by the Transferor]. The undersigned hereby joins the Agreement as a party thereto with respect to the Transferred Securities, entitled to the rights and benefits of, and subject to the obligations of, the Transferor with respect to the Transferred Securities.

     The undersigned's address for notices is ______________
_________________________________________________________________.

     Dated this ____ day of ______________, 19__.

                                        _______________________________

                                        By: ___________________________
                                            Name: _____________________
                                            Its: ______________________

     The undersigned, who is the Transferor referred to above, acknowledges and agrees that it has transferred the Transferred Securities to the entity referred to above.

     Dated this ____ day of ______________, 19__.


                                        By: ___________________________
                                            Name: _____________________
                                            Its: ______________________